UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Depositary Units	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 4, 2021, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), priced their offering of $750,000,000 aggregate principal amount of 4.375% Senior Notes due 2029 (the “Notes”) in a private placement not registered under the Securities Act of 1933, as amended (such offering, the “Notes Offering”). The aggregate principal amount represents an increase in the size of the Notes Offering of $250,000,000 from the previously announced offering of $500,000,000. The Notes Offering is expected to close on January 19, 2021, subject to customary closing conditions. The Notes will be guaranteed by Icahn Enterprises Holdings L.P. The net proceeds from the Notes Offering will be used to redeem a portion of the Issuers’ existing 6.250% Senior Notes due 2022 pursuant to the Issuers’ previously announced notice of conditional redemption. There can be no assurance that the issuance and sale of any debt securities of the Issuers will be consummated, that the conditions precedent to the redemption will be satisfied, or that the redemption will occur.

A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated January 4, 2021.
104 – Cover Page Interactive Date File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: January 4, 2021		By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: January 4, 2021		By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Accounting Officer